                                                                           99(A)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                     pursuant to Section 5.07(b) of Sale and
             Servicing Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

================================================================================

Distribution Date:  June 27, 2000

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)  $0.00
                                       --------------------
                                  (2) ( $  -                , per $1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)  $618,734.50              6.9975000%     (Based on 3-Month LIBOR)
                                       --------------------     ---------------
                                  (2) ( $ 0.0000179        , per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:     5.5162500%
                                                                                                   ---------------
            (2)  The Student Loan Rate was:           Not Applicable
                                                      --------------------


(iii)  Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a)  Distributed:     (1)  $0.00
                                  --------------------
                             (2) ( $  -                , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (b)  Balance:         (1)   $  -
                                  --------------------
                             (2) ( $  -                , per $1,000 original principal amount of the Certificates)
                                  --------------------

(iv)   Pool Balance at end of related Collection Period:             $677,635,515.18
                                                                     -------------------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:            $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:            1.00000000
                                                 --------------------


(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:            $751,220.56
                                                                                    --------------------
            (2)   $ 21.7115769         , per $1,000 original principal amount of the Notes.
                 ----------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:     $0.00
                                  --------------------
                                  $   -               , per $1,000 original principal amount of the Certificates)
                                  --------------------
            (2)  Balance:         $0.00
                                  --------------------
                                   $  -               , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (c)  Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                    ---------------
                         $ 0.0867052        , per $1,000 original principal amount of the Certificates)
                        --------------------



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

(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        ($460.09)
                                                                                                   ---------------
       (b)  Delinquent Contracts                             # Disb.     %               $ Amount             %
                                                             -------     -               --------             -
            30-60 Days Delinquent                        1,472       2.02%           $ 16,965,724            3.34%
            61-90 Days Delinquent                          909       1.24%           $ 10,090,919            1.99%
            91-120 Days Delinquent                         650       0.89%           $  7,237,461            1.43%
            More than 120 Days Delinquent                1,018       1.39%           $ 10,684,772            2.10%
            Claims Filed Awaiting Payment                  682       0.93%           $  6,155,827            1.21%
                                                      ----------     ------         ---------------          -------
               TOTAL                                    4,731        6.48%           $ 51,134,703            10.07%

(viii) Amount in the Reserve Account:            $2,155,107.33
                                                 --------------------

(ix)   Amount in the Prefunding Account:         $0.00
                                                 --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:      $0.00
                                                                          --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:   $0.00
                                                                          --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date         1.66%
                                                                          ----------
       (b)  TERI Trigger Event has not occured.



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